UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-09637

Name of Fund:	BlackRock Large Cap Series Funds, Inc.
BlackRock Advantage Large Cap Value Fund

Fund Address: 100	Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Large Cap Series Funds, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2021

Date of reporting period: 05/31/2021

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

MAY 31, 2021

2021 Annual Report

BlackRock Large Cap Series Funds, Inc.

🌑	BlackRock Advantage Large Cap Value Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of May 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States, along with most of the world, began the reporting period in a severe recession, prompted by pandemic-related restrictions that disrupted many aspects of daily life. However, easing restrictions and robust government intervention led to a strong rebound, and the economy grew at a significant pace for most of the reporting period, recovering much of the output lost at the beginning of the pandemic.

Equity prices rose with the broader economy, as investors became increasingly optimistic about the economic outlook. Stocks rose through the summer of 2020, fed by strong fiscal and monetary support and positive economic indicators. The implementation of mass vaccination campaigns and passage of an additional $1.9 trillion of fiscal stimulus further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities also gained, as both developed countries and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns late in the reporting period, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to substantial returns for high-yield corporate bonds, although investment-grade corporates declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near zero interest rates and by announcing that inflation could exceed its 2% target for a sustained period without triggering a rate increase. To stabilize credit markets, the Fed also continued purchasing significant quantities of bonds, as did other influential central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion will continue to accelerate as vaccination efforts ramp up and pent-up consumer demand leads to higher spending. While we expect inflation to increase somewhat as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a positive stance toward risk, with an overweight in equities. We see U.S. and Asian equities outside of Japan benefiting from structural growth trends in technology, while emerging markets should be particularly helped by a vaccine-led economic expansion and more stable U.S. trade policy. While we are underweight long-term on credit, global high-yield and Asian bonds present attractive opportunities, as do emerging market bonds denominated in local currencies. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of May 31, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	16.95%	40.32%

U.S. small cap equities (Russell 2000® Index)	25.28	64.56

International equities (MSCI Europe, Australasia, Far East Index)	15.19	38.41

Emerging market equities (MSCI Emerging Markets Index)	15.15	51.00

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.04	0.11

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(6.07)	(7.30)

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(2.16)	(0.40)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.54	4.70

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	4.18	14.90
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of May 31, 2021	BlackRock Advantage Large Cap Value Fund

Investment Objective

BlackRock Advantage Large Cap Value Fund’s (the “Fund”) investment objective is to seek long-term capital growth. In other words, the Fund tries to choose investments that will increase in value.

On March 1, 2021, the Fund ceased to invest in Master Advantage Large Cap Value Portfolio (the “Master Portfolio”) as part of a “master-feeder” structure and began to operate as a stand-alone fund.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2021, all share classes of the Fund underperformed its benchmark, the Russell 1000® Value Index, with the exception of the Fund’s Institutional Shares, which performed in line with the benchmark, and Class K Shares, which outperformed the benchmark.

What factors influenced performance?

The Fund struggled to keep pace against the backdrop of sharp market rotations and slightly underperformed in the 12-month period. The period began with the early stages of economic reopening before heading into a more turbulent fall. Markets struggled in October 2020, as investor attention shifted away from earnings results and instead focused on macro headlines. The impending U.S. election, COVID-19 virus trends and expectations for future fiscal policy became the dominant themes. However, in November 2020 the market experienced a sharp rotation after the announcement of strong efficacy data from vaccine developers. This motivated a robust cyclical rally given stronger economic recovery expectations. The subsequent rotation out of momentum styles, which had led the market to that point in 2020, was one of the strongest on record as investors moved toward previous market laggards. This trend accelerated in 2021 as the reflation rally gathered steam. The prospect of additional fiscal policy support after the Georgia senate election results and aggressive vaccine distribution led to a strong investor preference for cyclicality and valuation-based exposures amid more robust economic reopening.

The portfolio struggled primarily across the fourth quarter of 2020 amid the sizable momentum rotation, which prompted a reversal of dominant market trends at that time. This adversely impacted insights that captured COVID-19-related themes such as working from home and vaccine development. Importantly, these insights had been some of the strongest performing until that time. Additionally, a style-timing insight that took a more conservative stance toward momentum was a top detractor in the period. Despite the challenging performance after vaccine news in November, performance for the generic momentum style was strong throughout 2020. Other stability focused insights struggled as the markets began to reflect an ebullient tone and investor preference shifted to risk-on exposures. Specifically, insights with a preference for balance sheet strength, as well as those that prefer stocks with less leverage and less short interest, detracted from performance.

Despite the modest underperformance for the period, various fundamental and macro-thematic based measures performed well. Macro-thematic insights benefited from the broader reopening theme, with insights designed to track input cost, job post trends and equity offerings all aiding performance in the period. These insights helped motivate an overweight to the internet & direct marketing retail segment, which reflected the reflationary shift given broad-based reopening. Interestingly, insights related to environmental, social and governance (“ESG”) factors were the top performing measures during the period, despite the sharp reflationary tone. Namely, an insight that looks to capture investor flows into ESG-related positions was one of the best performing insights as it was able to follow the broader sustainability market trend. Lastly, measures that capture sentiment across market participants, such as bond investors, provided gains against the rising interest rate backdrop as investors evaluated the long-term impact on corporate debt servicing.

Describe recent portfolio activity.

Over the course of the period, the portfolio maintained a balanced allocation of risk across all major return drivers. There were, however, several new signals added within the stock selection group of insights. The Fund built upon its alternative data capabilities by adding an insight that captures brand sentiment around retail names. Additionally, given the dynamism of the current environment, the Fund instituted enhanced signal constructs to best identify emerging trends, such as sentiment around vaccine distribution and the impact on economic reopening.

Describe portfolio positioning at period end.

Relative to the Russell 1000® Value Index, the Fund was positioned essentially neutrally from a sector perspective. The Fund had slight overweight positions in the information technology and industrials sectors and slight underweight positions in the health care and communication services sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2021 (continued)	BlackRock Advantage Large Cap Value Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap equity securities of U.S. issuers and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Large Cap Value Fund.

(c)

Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® securities with lower price-to-book ratios and lower expected growth values.

Performance Summary for the Period Ended May 31, 2021

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	23.31%	44.37%	N/A	13.59%	N/A	10.51%	N/A
Service	23.15	44.00	N/A	13.30	N/A	10.21	N/A
Investor A	23.15	44.01	36.45%	13.29	12.08%	10.21	9.62%
Investor C	22.69	42.99	41.99	12.45	12.45	9.52	9.52
Class K	23.35	44.48	N/A	13.63	N/A	10.53	N/A
Class R	23.00	43.63	N/A	13.01	N/A	9.92	N/A
Russell 1000® Value Index	22.94	44.38	N/A	12.33	N/A	11.51	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap equity securities of U.S. issuers and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Large Cap Value Fund.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

F U N D S U M M A R Y	5

Fund Summary as of May 31, 2021 (continued)	BlackRock Advantage Large Cap Value Fund

Expense Example

	Actual				Hypothetical(a)

	Beginning Account Value (12/01/20)	Ending Account Value (05/31/21)	Expenses Paid During the Period	(b)	Beginning Account Value (12/01/20)	Ending Account Value (05/31/21)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
Institutional	$ 1,000.00	$ 1,233.10	$ 3.01		$ 1,000.00	$ 1,022.24	$ 2.72		0.54%
Service	1,000.00	1,231.50	4.39		1,000.00	1,020.99	3.98		0.79
Investor A	1,000.00	1,231.50	4.39		1,000.00	1,020.99	3.98		0.79
Investor C	1,000.00	1,226.90	8.59		1,000.00	1,017.35	7.74		1.54
Class K	1,000.00	1,233.50	2.73		1,000.00	1,022.49	2.47		0.49
Class R	1,000.00	1,230.00	5.78		1,000.00	1,019.75	5.24		1.04

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Fund invested all of its assets in the Master Portfolio prior to March 1, 2021, the expense examples reflect the net expenses of both the Fund and the Master Portfolio in which it invested for a portion of the period.

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Johnson & Johnson	3%
JPMorgan Chase & Co.	2
Intel Corp.	2
Alphabet, Inc., Class A	2
Morgan Stanley	2
Honeywell International, Inc.	2
Prologis, Inc.	2
Berkshire Hathaway, Inc., Class B	2
Gilead Sciences, Inc.	1
MetLife, Inc.	1

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets

Financials	21%
Industrials	15
Health Care	11
Information Technology	10
Consumer Discretionary	9
Communication Services	8
Consumer Staples	7
Energy	5
Utilities	5
Materials	4
Real Estate	4
Short-Term Securities	1

(a)	Excludes short-term investments.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

6	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors. Effective on or about the close of business on July 6, 2021, Service Shares will be converted into Investor A Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s manager, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested on December 1, 2020 and held through May 31, 2021) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E	7

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

8	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments May 31, 2021	BlackRock Advantage Large Cap Value Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.2%
Curtiss-Wright Corp.	10,155	$1,272,625
HEICO Corp.	1,445	202,965
Lockheed Martin Corp.	10,979	4,196,174
Mercury Systems, Inc.(a)	5,289	346,165
Northrop Grumman Corp.	2,650	969,555
Raytheon Technologies Corp.	11,378	1,009,342

		7,996,826

Air Freight & Logistics — 1.4%
CH Robinson Worldwide, Inc.	21,532	2,089,035
Expeditors International of Washington, Inc.	54,267	6,820,819

		8,909,854

Airlines — 0.5%
Allegiant Travel Co.(a)	3,149	697,378
Delta Air Lines, Inc.(a)	42,710	2,036,413
Southwest Airlines Co.(a)	11,927	733,033

		3,466,824

Auto Components — 1.4%
Aptiv PLC(a)	11,625	1,748,633
BorgWarner, Inc.	142,535	7,310,620

		9,059,253

Banks — 6.5%
Bank of America Corp.	125,637	5,325,752
Bank of Hawaii Corp.	4,095	367,485
Citigroup, Inc.	56,399	4,439,165
First Hawaiian, Inc.	7,759	218,493
First Republic Bank	3,880	742,787
JPMorgan Chase & Co.	86,565	14,217,436
Pinnacle Financial Partners, Inc.	20,172	1,834,038
Regions Financial Corp.	14,165	331,603
Signature Bank	9,230	2,305,193
SVB Financial Group(a)	165	96,177
Truist Financial Corp.	59,618	3,683,200
Umpqua Holdings Corp.	19,574	373,472
Wells Fargo & Co.	148,801	6,951,983
Wintrust Financial Corp.	9,194	739,381
Zions Bancorp NA	16,869	976,378

		42,602,543

Beverages — 1.7%
Coca-Cola Co.	91,329	5,049,580
Molson Coors Beverage Co., Class B(a)	31,771	1,852,885
PepsiCo, Inc.	28,058	4,150,901

		11,053,366

Biotechnology — 1.5%
Gilead Sciences, Inc.	148,276	9,802,526

Building Products — 1.9%
A O Smith Corp.	1,980	140,718
Allegion PLC	9,402	1,320,793
Carrier Global Corp.	35,660	1,637,864
Lennox International, Inc.	3,977	1,391,672
Trane Technologies PLC	43,197	8,051,921

		12,542,968

Capital Markets — 4.8%
Ameriprise Financial, Inc.	7,933	2,061,311
Bank of New York Mellon Corp.	80,627	4,199,054
Charles Schwab Corp.	78,074	5,765,765
CME Group, Inc.	15,032	3,288,400
Invesco Ltd.	93,566	2,669,438

Security	Shares	Value

Capital Markets (continued)
Morgan Stanley	124,253	$11,300,810
State Street Corp.	16,477	1,433,170
Stifel Financial Corp.	4,879	338,017
T Rowe Price Group, Inc.	2,847	544,773

		31,600,738

Chemicals — 3.0%
Axalta Coating Systems Ltd.(a)	1,824	59,171
Ecolab, Inc.	18,642	4,009,521
FMC Corp.	16,735	1,952,807
Linde PLC	12,058	3,624,635
LyondellBasell Industries NV, Class A	19,328	2,176,719
PPG Industries, Inc.	41,598	7,475,993
Valvoline, Inc.	13,077	431,541

		19,730,387

Commercial Services & Supplies — 0.8%
Cintas Corp.	1,922	679,504
Copart, Inc.(a)	19,856	2,561,623
IAA, Inc.(a)	32,295	1,839,846

		5,080,973

Communications Equipment — 1.0%
Cisco Systems, Inc.	129,731	6,862,770

Construction & Engineering — 0.4%
EMCOR Group, Inc.	6,461	814,797
Quanta Services, Inc.	17,999	1,716,204

		2,531,001

Construction Materials — 0.2%
Martin Marietta Materials, Inc.	402	146,187
Vulcan Materials Co.	6,170	1,131,085

		1,277,272

Consumer Finance — 2.4%
Ally Financial, Inc.	140,165	7,668,427
American Express Co.	45,859	7,343,402
Capital One Financial Corp.	2,251	361,916
Santander Consumer U.S.A. Holdings, Inc.	2,504	94,901

		15,468,646

Containers & Packaging — 0.5%
Amcor PLC	47,198	556,936
AptarGroup, Inc.	6,222	916,563
Crown Holdings, Inc.	15,887	1,640,174

		3,113,673

Distributors — 0.6%
Genuine Parts Co.	29,458	3,862,533

Diversified Consumer Services — 1.0%
Bright Horizons Family Solutions, Inc.(a)	11,921	1,647,840
Graham Holdings Co., Class B	879	582,372
H&R Block, Inc.	52,723	1,308,585
Terminix Global Holdings, Inc.(a)	55,091	2,718,190

		6,256,987

Diversified Financial Services — 2.6%
Berkshire Hathaway, Inc., Class B(a)	34,268	9,918,530
Equitable Holdings, Inc.	2,592	82,296
Voya Financial, Inc.	102,937	6,744,432

		16,745,258

Diversified Telecommunication Services — 1.5%
AT&T Inc.	192,165	5,655,416
Verizon Communications, Inc.	75,524	4,266,351

		9,921,767

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (continued) May 31, 2021	BlackRock Advantage Large Cap Value Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Electric Utilities — 2.3%
Alliant Energy Corp.	29,068	$1,661,236
Avangrid, Inc.	3,864	203,556
Eversource Energy	51,455	4,177,631
IDACORP, Inc.	11,830	1,158,749
NextEra Energy, Inc.	49,958	3,657,925
Pinnacle West Capital Corp.	20,187	1,707,416
Xcel Energy, Inc.	31,041	2,200,186

		14,766,699

Electrical Equipment — 0.3%
AMETEK, Inc.	12,696	1,715,229
Rockwell Automation, Inc.	601	158,496

		1,873,725

Electronic Equipment, Instruments & Components — 0.5%
Flex Ltd.(a)	170,705	3,118,780

Energy Equipment & Services — 1.1%
ChampionX Corp.(a)	20,467	542,376
Schlumberger NV	171,122	5,361,252
TechnipFMC PLC(a)	121,060	1,039,905

		6,943,533

Entertainment — 1.3%
Lions Gate Entertainment Corp., Class B(a)	5,764	100,178
Spotify Technology SA(a)	5,516	1,332,500
Walt Disney Co.(a)	38,725	6,918,221
Zynga, Inc., Class A(a)	21,546	233,559

		8,584,458

Equity Real Estate Investment Trusts (REITs) — 2.6%
Brixmor Property Group, Inc.	85,475	1,941,137
Equinix, Inc.	3,892	2,867,314
Equity Residential	23,685	1,834,403
Kilroy Realty Corp.	1,613	113,249
Outfront Media, Inc.(a)	3,213	76,919
Prologis, Inc.	84,509	9,958,541

		16,791,563

Food & Staples Retailing — 1.7%
Costco Wholesale Corp.	20,207	7,643,702
Performance Food Group Co.(a)	12,298	616,499
Walmart, Inc.	19,952	2,833,782

		11,093,983

Food Products — 2.6%
Bunge Ltd.	12,238	1,062,503
Conagra Brands, Inc.	75,035	2,858,833
General Mills, Inc.	36,128	2,271,006
Hershey Co.	33,911	5,868,299
JM Smucker Co.	12,876	1,716,242
Kellogg Co.	23,281	1,524,673
McCormick & Co., Inc.	18,648	1,660,791

		16,962,347

Gas Utilities — 0.4%
Atmos Energy Corp.	25,519	2,530,719
UGI Corp.	5,146	236,974

		2,767,693

Health Care Equipment & Supplies — 2.4%
Align Technology, Inc.(a)	4,573	2,698,756
Danaher Corp.	12,835	3,287,557
DENTSPLY SIRONA, Inc.	2,143	143,410
Dexcom, Inc.(a)	696	257,095
Edwards Lifesciences Corp.(a)	8,940	857,346
Envista Holdings Corp.(a)	20,475	893,529

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Hill-Rom Holdings, Inc.	16,070	$1,788,270
IDEXX Laboratories, Inc.(a)	5,600	3,125,416
Medtronic PLC	17,332	2,194,058
Stryker Corp.	2,212	564,657

		15,810,094

Health Care Providers & Services — 2.5%
AmerisourceBergen Corp.	19,139	2,196,009
Anthem, Inc.	9,688	3,857,955
Cardinal Health, Inc.	30,109	1,688,212
Centene Corp.(a)	1,727	127,107
Cigna Corp.	11,485	2,972,892
CVS Health Corp.	16,149	1,395,920
McKesson Corp.	17,784	3,421,464
Privia Health Group, Inc.(a)	16,822	550,584

		16,210,143

Health Care Technology — 0.2%
Cerner Corp.	15,505	1,213,266

Hotels, Restaurants & Leisure — 2.3%
Aramark	24,034	897,670
Darden Restaurants, Inc.	1,327	190,066
International Game Technology PLC(a)	53,079	1,287,697
Marriott Vacations Worldwide Corp.(a)	1,918	330,452
McDonald’s Corp.	17,095	3,998,350
MGM Resorts International	22,704	973,320
Rush Street Interactive, Inc.(a)	7,814	96,972
Shake Shack, Inc., Class A(a)	2,067	194,257
Six Flags Entertainment Corp.(a)	16,129	732,740
Travel + Leisure Co.	40,506	2,638,966
Vail Resorts, Inc.(a)	1,759	574,982
Wendy’s Co.	31,559	732,800
Wyndham Hotels & Resorts, Inc.	14,598	1,095,726
Wynn Resorts Ltd.(a)	10,882	1,435,009

		15,179,007

Household Durables — 0.6%
DR Horton, Inc.	15,980	1,522,734
iRobot Corp.(a)	3,089	301,795
KB Home	22,599	1,057,859
PulteGroup, Inc.	14,874	859,569
Whirlpool Corp.	1,520	360,377

		4,102,334

Household Products — 1.0%
Colgate-Palmolive Co.	76,530	6,411,683

Independent Power and Renewable Electricity Producers — 0.1%
Brookfield Renewable Corp., Class A	9,293	396,997
Sunnova Energy International, Inc.(a)(b)	18,345	535,674

		932,671

Industrial Conglomerates — 2.0%
Honeywell International, Inc.	45,000	10,390,950
Roper Technologies, Inc.	5,527	2,487,205

		12,878,155

Insurance — 3.9%
Allstate Corp.	17,953	2,452,559
American International Group, Inc.	7,103	375,323
Arch Capital Group Ltd.(a)	21,171	844,511
Athene Holding Ltd., Class A(a)	3,609	226,032
First American Financial Corp.	30,387	1,954,188
Marsh & McLennan Cos., Inc.	9,844	1,361,917
MetLife, Inc.	134,321	8,779,221
Progressive Corp.	17,988	1,782,251

10	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2021	BlackRock Advantage Large Cap Value Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
Reinsurance Group of America, Inc.	4,896	$617,043
Travelers Cos., Inc.	39,550	6,316,135
Trupanion, Inc.(a)	787	70,964
Willis Towers Watson PLC	4,090	1,068,962

		25,849,106

Interactive Media & Services — 2.8%
Alphabet, Inc., Class A	5,144	12,123,637
Alphabet, Inc., Class C(a)	2,079	5,013,633
Twitter, Inc.(a)	25,242	1,464,036

		18,601,306

Internet & Direct Marketing Retail — 0.0%
eBay, Inc.	3,522	214,419

IT Services — 2.3%
Accenture PLC, Class A	16,064	4,532,618
Automatic Data Processing, Inc.	15,301	2,999,302
Fidelity National Information Services, Inc.	24,716	3,682,190
Fiserv, Inc.(a)	22,902	2,638,310
Paymentus Holdings, Inc., Class A(a)	21,899	667,920
Visa, Inc., Class A	1,034	235,028

		14,755,368

Life Sciences Tools & Services — 0.5%
Agilent Technologies, Inc.	19,194	2,651,267
Bruker Corp.	9,127	633,779

		3,285,046

Machinery — 4.4%
AGCO Corp.	4,706	651,169
Caterpillar, Inc.	17,966	4,331,243
Deere & Co.	22,487	8,120,056
Fortive Corp.	25,043	1,816,118
Oshkosh Corp.	33,557	4,410,732
Otis Worldwide Corp.	14,583	1,142,287
PACCAR, Inc.	3,948	361,479
Snap-on, Inc.	10,860	2,765,173
Timken Co.	1,957	173,097
Xylem, Inc.	45,278	5,348,237

		29,119,591

Media — 2.0%
Comcast Corp., Class A	118,891	6,817,210
Discovery, Inc., Class A(a)	54,956	1,764,637
Discovery, Inc., Class C(a)	10,116	303,986
Liberty Media Corp. - Liberty SiriusXM, Class A(a)	2,313	100,986
New York Times Co., Class A	1,511	64,701
Nexstar Media Group, Inc., Class A	544	82,639
Omnicom Group, Inc.	20,928	1,721,119
Sirius XM Holdings, Inc.(b)	279,389	1,746,181
TEGNA, Inc.	8,874	172,067
ViacomCBS, Inc., Class A	1,960	91,218

		12,864,744

Metals & Mining — 0.8%
Newmont Corp.	885	65,030
Reliance Steel & Aluminum Co.	27,772	4,667,640
Steel Dynamics, Inc.	10,775	672,683

		5,405,353

Multiline Retail — 1.3%
Target Corp.	36,124	8,197,258

Multi-Utilities — 2.0%
Ameren Corp.	37,031	3,118,010
CMS Energy Corp.	23,249	1,458,642

Security	Shares	Value

Multi-Utilities (continued)
Consolidated Edison, Inc.	98,429	$7,602,656
DTE Energy Co.	6,043	833,874

		13,013,182

Oil, Gas & Consumable Fuels — 4.4%
Chesapeake Energy Corp.	20,376	1,075,853
Chevron Corp.	77,117	8,003,973
Continental Resources, Inc.	40,174	1,308,467
Devon Energy Corp.	20,647	548,384
EOG Resources, Inc.	41,627	3,344,313
EQT Corp.(a)	11,787	246,113
Exxon Mobil Corp.	13,937	813,503
Hess Corp.	25,585	2,144,535
Kinder Morgan, Inc.	161,566	2,963,120
Murphy Oil Corp.	6,025	130,682
Occidental Petroleum Corp.	3,583	93,015
Phillips 66	67,473	5,682,576
Pioneer Natural Resources Co.	619	94,206
Targa Resources Corp.	15,121	587,602
Valero Energy Corp.	24,179	1,943,992

		28,980,334

Personal Products — 0.3%
Herbalife Nutrition Ltd.(a)	38,996	2,050,020

Pharmaceuticals — 4.3%
Bristol-Myers Squibb Co.	77,270	5,078,185
Johnson & Johnson	103,599	17,534,131
Perrigo Co. PLC	11,210	517,229
Pfizer, Inc.	129,169	5,002,715

		28,132,260

Professional Services — 0.2%
Booz Allen Hamilton Holding Corp.	1,367	116,099
IHS Markit Ltd.	5,751	605,638
Robert Half International, Inc.	8,976	796,979

		1,518,716

Real Estate Management & Development — 1.0%
CBRE Group, Inc., Class A(a)(b)	71,545	6,280,220

Road & Rail — 1.1%
CSX Corp.	17,119	1,713,954
Landstar System, Inc.	4,715	803,908
Ryder System, Inc.	28,784	2,354,243
Schneider National, Inc., Class B	85,617	2,096,760

		6,968,865

Semiconductors & Semiconductor Equipment — 2.7%
Applied Materials, Inc.	6,893	952,130
Intel Corp.	221,617	12,658,763
Maxim Integrated Products, Inc.	1,859	189,636
QUALCOMM, Inc.	31,068	4,179,889

		17,980,418

Software — 1.8%
Adobe, Inc.(a)	10,059	5,075,570
Alkami Technology, Inc.(a)	3,075	102,305
HubSpot, Inc.(a)	482	243,111
Intuit, Inc.	7,885	3,462,225
Procore Technologies, Inc.(a)	4,900	423,458
PTC, Inc.(a)	548	73,509
UiPath, Inc., Class A(a)(b)	7,739	617,727
VMware, Inc., Class A(a)	12,720	2,008,361

		12,006,266

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) May 31, 2021	BlackRock Advantage Large Cap Value Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail — 1.1%
Home Depot, Inc.	14,280	$4,554,035
Lithia Motors, Inc., Class A	1,488	523,761
Penske Automotive Group, Inc.	7,635	653,480
TJX Cos., Inc.	19,785	1,336,279

		7,067,555

Technology Hardware, Storage & Peripherals — 1.6%
Apple Inc.	865	107,788
Dell Technologies, Inc., Class C(a)	27,238	2,686,756
Hewlett Packard Enterprise Co.	402,701	6,427,108
HP, Inc.	26,101	762,932
NetApp, Inc.	2,902	224,528

		10,209,112

Textiles, Apparel & Luxury Goods — 0.3%
Ralph Lauren Corp.(a)	16,176	2,007,118
Under Armour, Inc., Class C(a)	6,185	117,886

		2,125,004

Thrifts & Mortgage Finance — 0.6%
MGIC Investment Corp.	28,578	420,668
New York Community Bancorp, Inc.	296,397	3,547,872
Radian Group, Inc.	5,799	135,407

		4,103,947

Trading Companies & Distributors — 0.5%
SiteOne Landscape Supply, Inc.(a)	6,142	1,056,670
WW Grainger, Inc.	5,231	2,417,559

		3,474,229

Security	Shares	Value

Wireless Telecommunication Services — 0.2%
United States Cellular Corp.(a)	27,716	$1,046,279

Total Long-Term Investments — 98.9% (Cost: $503,819,035)		646,774,897

Short-Term Securities(c)(d)

Money Market Funds — 1.5%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.01%	6,496,081	6,496,081
SL Liquidity Series, LLC, Money Market Series, 0.12%(e)	3,057,411	3,058,328

Total Short-Term Securities — 1.5% (Cost: $9,554,409)		9,554,409

Total Investments — 100.4% (Cost: $513,373,444)		656,329,306

Liabilities in Excess of Other Assets — (0.4)%		(2,420,704)

Net Assets — 100.0%		$653,908,602

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended May 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/20		Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/21	Shares Held at 05/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$14,191,241	(a)	$—		$(7,695,160)(b	)	$—	$—	$6,496,081	6,496,081	$2,952		$—
SL Liquidity Series, LLC, Money Market Series	1,284,575	(a)	1,775,556	(b)	—		507	(2,310)	3,058,328	3,057,411	48,029	(c)	—

							$507	$(2,310)	$9,554,409		$50,981		$—

(a)	Represents value held by the Master Portfolio as of May 31, 2020.
(b)	Represents net amount purchased (sold) by the Fund and the Master Portfolio.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

12	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2021	BlackRock Advantage Large Cap Value Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts S&P 500 E-Mini Index	37	06/18/21	$7,774	$135,238

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation(a)	$—	$—	$135,238	$—	$—	$—	$135,238

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended May 31, 2021, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts		Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$7,183,514	(a)	$—	$—	$—	$7,183,514

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(1,471,646)	(a)	$—	$—	$—	$(1,471,646)

(a)	Includes $5,029,196 and $(1,204,628) in realized gain/loss and unrealized appreciation (depreciation), respectively, allocated from the Master Portfolio through February 28, 2021.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$15,697,887

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) May 31, 2021	BlackRock Advantage Large Cap Value Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$646,774,897	$—	$—	$646,774,897
Short-Term Securities
Money Market Funds	6,496,081	—	—	6,496,081

	$653,270,978	$—	$—	653,270,978

Investments valued at NAV(a)				3,058,328

				$656,329,306

Derivative Financial Instruments(b)
Assets
Equity Contracts	$135,238	$—	$—	$135,238

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

14	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities

May 31, 2021

BlackRock Advantage Large Cap Value Fund

ASSETS

Investments at value — unaffiliated(a)(b)	$646,774,897

Investments at value — affiliated(c)	9,554,409

Cash pledged for futures contracts	389,006

Receivables:

Investments sold	5,787,642

Securities lending income — affiliated	2,348

Capital shares sold	125,534

Dividends — affiliated	69

Dividends — unaffiliated	1,183,704

From the Manager	21,052

Variation margin on futures contracts	5,809

Prepaid expenses	57,820

Total assets	663,902,290

LIABILITIES

Collateral on securities loaned, at value	3,058,380

Payables:

Investments purchased	6,031,825

Administration fees	23,254

Capital shares redeemed	287,353

Investment advisory fees	221,687

Directors’ and Officer’s fees	3,392

Other accrued expenses	255,191

Other affiliate fees	2,833

Service and distribution fees	109,773

Total liabilities	9,993,688

NET ASSETS	$653,908,602

NET ASSETS CONSIST OF

Paid-in capital	$473,748,053

Accumulated earnings	180,160,549

NET ASSETS	$653,908,602

(a) Investments, at cost — unaffiliated	$503,819,035

(b) Securities loaned, at value	$2,967,747

(c) Investments, at cost — affiliated	$9,554,409

F I N A N C I A L S T A T E M E N T S	15

Statement of Assets and Liabilities  (continued)

May 31, 2021

BlackRock Advantage Large Cap Value Fund
NET ASSET VALUE
Institutional

Net assets	$194,451,947

Shares outstanding	5,544,647

Net asset value	$35.07

Shares authorized	400 million

Par value	$0.10

Service

Net assets	$15,696,892

Shares outstanding	451,158

Net asset value	$34.79

Shares authorized	50 million

Par value	$0.10

Investor A

Net assets	$405,607,279

Shares outstanding	11,838,202

Net asset value	$34.26

Shares authorized	400 million

Par value	$0.10

Investor C

Net assets	$20,880,203

Shares outstanding	658,986

Net asset value	$31.69

Shares authorized	400 million

Par value	$0.10

Class K

Net assets	$8,257,763

Shares outstanding	235,429

Net asset value	$35.08

Shares authorized	2 billion

Par value	$0.10

Class R

Net assets	$9,014,518

Shares outstanding	274,500

Net asset value	$32.84

Shares authorized	200 million

Par value	$0.10

See notes to financial statements.

16	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations

Year Ended May 31, 2021

BlackRock Advantage Large Cap Value Fund

INVESTMENT INCOME

Dividends — unaffiliated	$2,974,295

Dividends — affiliated	743

Securities lending income — affiliated — net	2,773

Foreign taxes withheld	(8,833)

Net investment income allocated from the Master Portfolio:

Dividends — unaffiliated	8,747,707
Dividends — affiliated	2,209
Securities lending income — affiliated — net	45,256
Foreign taxes withheld	(34,492)

Expenses	(2,060,771)
Fees waived	147,065

Total investment income	9,815,952

EXPENSES

Service and distribution — class specific	1,157,690

Administration	1,051,103

Investment advisory	796,010

Transfer agent — class specific	583,250

Professional	126,526

Registration	91,554

Printing and postage	54,113

Administration — class specific	31,865

Accounting services	23,222

Custodian	327

Directors and Officer	140

Miscellaneous	9,297

Total expenses	3,925,097

Less:

Fees waived and/or reimbursed by the Manager	(1,356,744)
Administration fees waived — class specific	(31,706)
Transfer agent fees waived and/or reimbursed — class specific	(309,053)

Total expenses after fees waived and/or reimbursed	2,227,594

Net investment income	7,588,358

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) from:

Investments — unaffiliated	35,037,080
Investments — affiliated	(52)
Futures contracts	2,154,318

Net realized gain from investments, futures contracts and foreign currency transactions allocated from the Master Portfolio	31,536,299

68,727,645

Net change in unrealized appreciation (depreciation) on:

Investments — unaffiliated	39,396,726
Futures contracts	(267,018)
Net change in unrealized appreciation (depreciation) on investments and futures contracts allocated from the Master Portfolio	89,253,747

128,383,455

Net realized and unrealized gain	197,111,100

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$204,699,458

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	17

Statements of Changes in Net Assets

	BlackRock Advantage Large Cap Value Fund

		Period from
	Year Ended	10/01/19	Year Ended
	05/31/21	to 05/31/20	09/30/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$7,588,358	$7,509,015	$11,275,264
Net realized gain (loss)	68,727,645	(18,115,497)	11,541,376
Net change in unrealized appreciation (depreciation)	128,383,455	(43,454,650)	(12,032,524)

Net increase (decrease) in net assets resulting from operations	204,699,458	(54,061,132)	10,784,116

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(2,865,168)	(7,730,707)	(16,952,117)
Service	(192,993)	(489,569)	(1,352,638)
Investor A	(4,976,057)	(12,856,425)	(35,506,493)
Investor C	(271,831)	(1,988,449)	(7,376,749)
Class K	(99,492)	(216,291)	(557,361)
Class R	(129,798)	(586,477)	(2,853,812)

Decrease in net assets resulting from distributions to shareholders	(8,535,339)	(23,867,918)	(64,599,170)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(39,434,871)	(54,934,748)	33,391,597

NET ASSETS
Total increase (decrease) in net assets	156,729,248	(132,863,798)	(20,423,457)
Beginning of period	497,179,354	630,043,152	650,466,609

End of period	$653,908,602	$497,179,354	$630,043,152

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

18	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value Fund
	Institutional
	Year Ended 05/31/21		Period from 10/01/19 to 05/31/20		Year Ended September 30,
					2019		2018		2017		2016

Net asset value, beginning of period	$24.74		$28.08		$30.89		$28.32		$23.57		$21.58

Net investment income(a)	0.46		0.39		0.57		0.55		0.36		0.26
Net realized and unrealized gain (loss)	10.36		(2.60)		(0.26)		2.57		4.74		1.96

Net increase (decrease) from investment operations	10.82		(2.21)		0.31		3.12		5.10		2.22

Distributions(b)
From net investment income	(0.49)		(0.58)		(0.59)		(0.43)		(0.35)		(0.23)
From net realized gain	—		(0.55)		(2.53)		(0.12)		—		—

Total distributions	(0.49)		(1.13)		(3.12)		(0.55)		(0.35)		(0.23)

Net asset value, end of period	$35.07		$24.74		$28.08		$30.89		$28.32		$23.57

Total Return(c)
Based on net asset value	44.37%		(8.36	)%(d)	1.80%		11.16%		21.79	%(e)	10.35	%(e)

Ratios to Average Net Assets
Total expenses	0.84	%(f)	0.89	%(g)(h)	0.87	%(h)	0.92	%(i)	0.94	%(i)	0.92	%(i)

Total expenses after fees waived and/or reimbursed	0.54	%(f)	0.54	%(g)(h)	0.54	%(h)	0.54	%(i)	0.77	%(i)	0.87	%(i)

Net investment income	1.58	%(f)	2.20	%(g)(h)	2.09	%(h)	1.87	%(i)	1.37	%(i)	1.18	%(i)

Supplemental Data
Net assets, end of period (000)	$194,452		$146,365		$192,744		$169,089		$166,970		$143,113

Portfolio turnover rate	126	%(j)	70%		161%		143%		137%		40%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)

Includes payment received from a settlement of litigation, through its investment in the Master Portfolio, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return for the years ended September 30, 2017 and September 30, 2016 were 21.66% and 10.25%, respectively.

(f)

From June 1, 2020 through February 28, 2021, the Fund invested in the Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolio. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

(g)	Annualized.
(h)

Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.05% and 0.03% for the period October 1, 2019 to May 31, 2020 and the year ended September 30, 2019, respectively.

(i)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(j)	Portfolio turnover rate includes transactions from the Master Portfolio prior to March 1, 2021.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	19

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value Fund (continued)
	Service
	Year Ended 05/31/21		Period from 10/01/19 to 05/31/20		Year Ended September 30,
					2019		2018		2017		2016

Net asset value, beginning of period	$24.55		$27.85		$30.65		$28.11		$23.38		$21.40

Net investment income(a)	0.38		0.34		0.50		0.47		0.28		0.19
Net realized and unrealized gain (loss)	10.29		(2.58)		(0.26)		2.54		4.72		1.95

Net increase (decrease) from investment operations	10.67		(2.24)		0.24		3.01		5.00		2.14

Distributions(b)
From net investment income	(0.43)		(0.51)		(0.51)		(0.35)		(0.27)		(0.16)
From net realized gain	—		(0.55)		(2.53)		(0.12)		—		—

Total distributions	(0.43)		(1.06)		(3.04)		(0.47)		(0.27)		(0.16)

Net asset value, end of period	$34.79		$24.55		$27.85		$30.65		$28.11		$23.38

Total Return(c)
Based on net asset value	44.00%		(8.51	)%(d)	1.56%		10.84%		21.48	%(e)	10.03	%(e)

Ratios to Average Net Assets
Total expenses	1.12	%(f)	1.15	%(g)(h)	1.15	%(h)	1.21	%(i)	1.24	%(i)	1.23	%(i)

Total expenses after fees waived and/or reimbursed	0.79	%(f)	0.79	%(g)(h)	0.79	%(h)	0.79	%(i)	1.06	%(i)	1.18	%(i)

Net investment income	1.33	%(f)	1.95	%(g)(h)	1.84	%(h)	1.62	%(i)	1.08	%(i)	0.87	%(i)

Supplemental Data
Net assets, end of period (000)	$15,697		$11,181		$13,055		$13,704		$13,313		$13,313

Portfolio turnover rate	126	%(j)	70%		161%		143%		137%		40%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)

Includes payment received from a settlement of litigation, through its investment in the Master Portfolio, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return for the years ended September 30, 2017 and September 30, 2016 were 21.35% and 9.93%, respectively.

(f)

From June 1, 2020 through February 28, 2021, the Fund invested in the Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolio. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

(g)	Annualized.
(h)

Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.05% and 0.03% for the period October 1, 2019 to May 31, 2020 and the year ended September 30, 2019, respectively.

(i)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(j)	Portfolio turnover rate includes transactions from the Master Portfolio prior to March 1, 2021.

See notes to financial statements.

20	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value Fund (continued)
	Investor A
	Year Ended 05/31/21		Period from 10/01/19 to 05/31/20		Year Ended September 30,
					2019		2018		2017		2016

Net asset value, beginning of period	$24.18		$27.45		$30.26		$27.76		$23.09		$21.14

Net investment income(a)	0.38		0.34		0.49		0.47		0.28		0.19
Net realized and unrealized gain (loss)	10.13		(2.55)		(0.25)		2.51		4.65		1.92

Net increase (decrease) from investment operations	10.51		(2.21)		0.24		2.98		4.93		2.11

Distributions(b)
From net investment income	(0.43)		(0.51)		(0.52)		(0.36)		(0.26)		(0.16)
From net realized gain	—		(0.55)		(2.53)		(0.12)		—		—

Total distributions	(0.43)		(1.06)		(3.05)		(0.48)		(0.26)		(0.16)

Net asset value, end of period	$34.26		$24.18		$27.45		$30.26		$27.76		$23.09

Total Return(c)
Based on net asset value	44.01%		(8.53	)%(d)	1.56%		10.86%		21.49	%(e)	10.01	%(e)

Ratios to Average Net Assets
Total expenses	1.10	%(f)	1.15	%(g)(h)	1.14	%(h)	1.20	%(i)	1.22	%(i)	1.22	%(i)

Total expenses after fees waived and/or reimbursed	0.79	%(f)	0.79	%(g)(h)	0.79	%(h)	0.79	%(i)	1.04	%(i)	1.17	%(i)

Net investment income	1.33	%(f)	1.95	%(g)(h)	1.84	%(h)	1.61	%(i)	1.10	%(i)	0.88	%(i)

Supplemental Data
Net assets, end of period (000)	$405,607		$280,449		$336,565		$337,798		$346,128		$286,786

Portfolio turnover rate	126	%(j)	70%		161%		143%		137%		40%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)

Includes payment received from a settlement of litigation, through its investment in the Master Portfolio, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return for the years ended September 30, 2017 and September 30, 2016 were 21.36% and 9.91%, respectively.

(f)

From June 1, 2020 through February 28, 2021, the Fund invested in the Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolio. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

(g)	Annualized.
(h)

Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.05% and 0.03% for the period October 1, 2019 to May 31, 2020 and the year ended September 30, 2019, respectively.

(i)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(j)	Portfolio turnover rate includes transactions from the Master Portfolio prior to March 1, 2021.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	21

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value Fund (continued)
	Investor C
	Year Ended 05/31/21		Period from 10/01/19 to 05/31/20		Year Ended September 30,
					2019		2018		2017		2016

Net asset value, beginning of period	$22.31		$25.32		$28.06		$25.71		$21.36		$19.57

Net investment income(a)	0.16		0.19		0.27		0.23		0.07		0.02
Net realized and unrealized gain (loss)	9.37		(2.36)		(0.24)		2.33		4.32		1.78

Net increase (decrease) from investment operations	9.53		(2.17)		0.03		2.56		4.39		1.80

Distributions(b)
From net investment income	(0.15)		(0.29)		(0.24)		(0.09)		(0.04)		(0.01)
From net realized gain	—		(0.55)		(2.53)		(0.12)		—		—

Total distributions	(0.15)		(0.84)		(2.77)		(0.21)		(0.04)		(0.01)

Net asset value, end of period	$31.69		$22.31		$25.32		$28.06		$25.71		$21.36

Total Return(c)
Based on net asset value	42.99%		(9.00	)%(d)	0.79%		10.03%		20.59	%(e)	9.18	%(e)

Ratios to Average Net Assets

Total expenses	1.85	%(f)	1.91	%(g)(h)	1.94	%(h)	1.97	%(i)	1.98	%(i)	1.98	%(i)

Total expenses after fees waived and/or reimbursed	1.54	%(f)	1.54	%(g)(h)	1.54	%(h)	1.54	%(i)	1.84	%(i)	1.93	%(i)

Net investment income	0.63	%(f)	1.20	%(g)(h)	1.08	%(h)	0.87	%(i)	0.29	%(i)	0.12	%(i)

Supplemental Data
Net assets, end of period (000)	$20,880		$43,395		$63,659		$94,919		$104,248		$156,999

Portfolio turnover rate	126	%(j)	70%		161%		143%		137%		40%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)

Includes payment received from a settlement of litigation, through its investment in the Master Portfolio, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return for the years ended September 30, 2017 and September 30, 2016 were 20.44% and 9.08%, respectively.

(f)

From June 1, 2020 through February 28, 2021, the Fund invested in the Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolio. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

(g)	Annualized.
(h)

Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.05% and 0.03% for the period October 1, 2019 to May 31, 2020 and the year ended September 30, 2019, respectively.

(i)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(j)	Portfolio turnover rate includes transactions from the Master Portfolio prior to March 1, 2021.

See notes to financial statements.

22	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

		BlackRock Advantage Large Cap Value Fund (continued)
		Class K
	Year Ended		Period from 10/01/19		Year Ended		Period from 01/25/18	(a)
	05/31/21		to 05/31/20		09/30/19		to 09/30/18

Net asset value, beginning of period	$24.74		$28.09		$30.90		$30.90

Net investment income(b)	0.47		0.40		0.58		0.39
Net realized and unrealized gain (loss)	10.38			(2.60)		(0.26)	(0.39)

Net increase (decrease) from investment operations	10.85			(2.20)	0.32		—

Distributions(c)
From net investment income		(0.51)		(0.60)		(0.60)	—
From net realized gain	—			(0.55)		(2.53)	—

Total distributions		(0.51)		(1.15)		(3.13)	—

Net asset value, end of period	$35.08		$24.74		$28.09		$30.90

Total Return(d)
Based on net asset value		44.48%	(8.35	)%(e)		1.85%	0.00	%(e)

Ratios to Average Net Assets
Total expenses	0.74	%(f)	0.80	%(g)(h)	0.79	%(h)	0.83	%(g)(i)

Total expenses after fees waived and/or reimbursed	0.49	%(f)	0.49	%(g)(h)	0.49	%(h)	0.49	%(g)(i)

Net investment income	1.62	%(f)	2.24	%(g)(h)	2.14	%(h)	1.88	%(g)(i)

Supplemental Data
Net assets, end of period (000)	$8,258		$4,971		$5,699		$5,459

Portfolio turnover rate	126	%(j)		70%		161%	143%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)

From June 1, 2020 through February 28, 2021, the Fund invested in the Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolio. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

(g)	Annualized.
(h)

Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.05% and 0.03% for the period October 1, 2019 to May 31, 2020 and the year ended September 30, 2019, respectively.

(i)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(j)	Portfolio turnover rate includes transactions from the Master Portfolio prior to March 1, 2021.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	23

Financial Highlights  (continued)

(For a share outstanding throughout each period)

		BlackRock Advantage Large Cap Value Fund (continued)
		Class R
	Year Ended 05/31/21		Period from 10/01/19 to 05/31/20		Year Ended September 30,
					2019		2018		2017		2016

Net asset value, beginning of period	$23.18		$26.29		$29.10		$26.70		$22.21		$20.33

Net investment income(a)	0.29		0.28		0.41		0.38		0.20		0.13
Net realized and unrealized gain (loss)	9.71		(2.43)		(0.26)		2.42		4.48		1.84

Net increase (decrease) from investment operations	10.00		(2.15)		0.15		2.80		4.68		1.97

Distributions(b)
From net investment income		(0.34)	(0.41)		(0.43)		(0.28)		(0.19)		(0.09)
From net realized gain	—		(0.55)		(2.53)		(0.12)		—		—

Total distributions		(0.34)	(0.96)		(2.96)		(0.40)		(0.19)		(0.09)

Net asset value, end of period	$32.84		$23.18		$26.29		$29.10		$26.70		$22.21

Total Return(c)
Based on net asset value		43.63%	(8.65	)%(d)	1.29%		10.60%		21.15	%(e)	9.74	%(e)

Ratios to Average Net Assets
Total expenses	1.41	%(f)	1.43	%(g)(h)	1.44	%(h)	1.47	%(i)	1.50	%(i)	1.49	%(i)

Total expenses after fees waived and/or reimbursed	1.04	%(f)	1.04	%(g)(h)	1.04	%(h)	1.04	%(i)	1.33	%(i)	1.44	%(i)

Net investment income	1.11	%(f)	1.69	%(g)(h)	1.59	%(h)	1.37	%(i)	0.80	%(i)	0.61	%(i)

Supplemental Data
Net assets, end of period (000)	$9,015		$10,820		$18,321		$29,497		$33,484		$34,213

Portfolio turnover rate	126	%(j)	70%		161%		143%		137%		40%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)

Includes payment received from a settlement of litigation, through its investment in the Master Portfolio, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return for the years ended September 30, 2017 and September 30, 2016 were 21.01% and 9.64%, respectively.

(f)

From June 1, 2020 through February 28, 2021, the Fund invested in the Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolio. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

(g)	Annualized.
(h)

Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.05% and 0.03% for the period October 1, 2019 to May 31, 2020 and the year ended September 30, 2019, respectively.

(i)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(j)	Portfolio turnover rate includes transactions from the Master Portfolio prior to March 1, 2021.

See notes to financial statements.

24	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Large Cap Series Funds, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation is organized as a Maryland corporation. BlackRock Advantage Large Cap Value Fund (the “Fund”) is a series of the Corporation. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Service, Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional, Service, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

Effective on or about the close of business on July 6, 2021, the Fund’s Service Shares will be converted into Investor A Shares.

Prior to March 1, 2021, the Fund invested all of its assets in Master Advantage Large Cap Value Portfolio (the “Master Portfolio”), a series of Master Large Cap Series LLC (the “Master LLC”) and an affiliate of the Fund, which had the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflected the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund was directly affected by the performance of the Master Portfolio. As of February 28, 2021, the Fund owned 100% of the Master Portfolio. For the period June 1, 2020 to February 28, 2021, the Master Portfolio allocated $6,846,974, $31,536,299 and $89,253,747 from net investment income, net realized gains and net change in unrealized appreciation (depreciation), respectively, to the Fund.

On March 1, 2021, the Fund ceased to invest in the Master Portfolio as part of a “master-feeder” structure and began to operate as a stand-alone fund. In connection with this change, the Fund entered into a management agreement with BlackRock Advisors, LLC (the “Manager”), the terms of which are substantially the same as the management agreement between the Manager and the Master Portfolio, including the management fee rate. The Fund received net assets of $583,497,963, which included net unrealized appreciation of $100,024,782 in exchange for its ownership in the Master Portfolio. The cost basis for the investments received from the Master Portfolio was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The change into a stand-alone structure did not result in a change in net assets of the Fund and did not create a taxable event for the Fund or its shareholders.

The Fund, together with certain other registered investment companies advised by the Manager or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Fund is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Prior to March 1, 2021, for financial reporting purposes, the Fund’s contributions to and withdrawals from the Master Portfolio were accounted for on a trade date basis. The Fund recorded its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses were adjusted utilizing partnership tax allocation rules. In addition, the Fund accrued its own expenses. Income, expenses and realized and unrealized gains and losses were allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

N O T E S T O F I N A N C I A L S T A T E M E N T S	25

Notes to Financial Statements  (continued)

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of May 31, 2021, if any, are disclosed in the Statement of Assets and Liabilities.

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments. Prior to March 1, 2021, the Fund recorded its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”)..

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment,

26	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of May 31, 2021, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned at value, respectively.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

N O T E S T O F I N A N C I A L S T A T E M E N T S	27

Notes to Financial Statements  (continued)

As of period end, the following table is a summary of the Fund’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Net Amount

Barclays Capital, Inc.	$ 741,246	$ (741,246)	$ —
Citigroup Global Markets, Inc.	1,906,501	(1,906,501)	—
Morgan Stanley & Co. LLC	320,000	(320,000)	—

	$2,967,747	$(2,967,747)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Prior to March 1, 2021, the Master Portfolio entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager was responsible for the management of the Master Portfolio’s portfolio and provided the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

On March 1, 2021, the Corporation, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the terms of which are substantially the same as the Investment Advisory Agreement between the Manager and the Master Portfolio, including the investment advisory fee rate.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees

First $1 billion	0.49%
$1 billion - $3 billion	0.46
$3 billion - $5 billion	0.44
$5 billion - $10 billion	0.43
Greater than $10 billion	0.42

28	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Service and Distribution Fees: The Corporation, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees

Service	0.25%	N/A
Investor A	0.25	N/A
Investor C	0.25	0.75%
Class R	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended May 31, 2021, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Service	Investor A	Investor C	Class R	Total

Service and distribution fees — class specific	$32,200	$829,938	$249,932	$45,620	$1,157,690

Administration: Effective March 1, 2021, the Corporation, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees

First $500 million	0.0425%
$500 million - $1 billion	0.0400
$1 billion - $2 billion	0.0375
$2 billion - $4 billion	0.0350
$4 billion - $13 billion	0.0325
Greater than $13 billion	0.0300

Effective March 1, 2021, the Manager charges each of the share classes an administration fee, which is shown as administration - class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

Prior to March 1, 2021, the Fund entered into an Administration Agreement with the Manager to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund paid the Manager a monthly fee at an annual rate of 0.25% of the average daily net assets of the Fund. This fee is shown as administration in the Statement of Operations.

For the period from March 1, 2021 through May 31, 2021, the Fund paid the following to the Manager in return for these services, which are included in administration - class specific in the Statement of Operations:

	Institutional	Service	Investor A	Investor C	Class K	Class R	Total

Administration fees — class specific	$ 9,848	$ 745	$ 19,457	$ 997	$ 373	$ 445	$ 31,865

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended May 31, 2021, the Fund paid $42 for the Fund’s Institutional Shares to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statement of Operations.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended May 31, 2021, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

	Institutional	Service	Investor A	Investor C	Class K	Class R	Total

Reimbursed amounts	$ 1,025	$ 4,230	$ 29,753	$ 1,199	$ 17	$ 132	$ 36,356

For the year ended May 31, 2021, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Service	Investor A	Investor C	Class K	Class R	Total

Transfer agent fees — class specific	$ 167,387	$ 16,150	$ 360,299	$ 24,451	$ 381	$ 14,582	$ 583,250

Other Fees: For the year ended May 31, 2021, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $6,760.

N O T E S T O F I N A N C I A L S T A T E M E N T S	29

Notes to Financial Statements  (continued)

For the year ended May 31, 2021, affiliates received CDSCs as follows:

Share Class	Amounts

Investor A	$1,181
Investor C	818

$1,999

Expense Limitations, Waivers and Reimbursements: Effective March 1, 2021, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended May 31, 2021, the amount waived was $1,244.

Effective March 1, 2021, the Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended May 31, 2021, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Share Class	Expense Limitations

Institutional	0.54%
Service	0.79
Investor A	0.79
Investor C	1.54
Class K	0.49
Class R	1.04

The Manager has agreed not to reduce or discontinue these contractual expense limitations through June 30, 2023, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended May 31, 2021, the Manager waived and/or reimbursed $1,355,500, which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

In addition, these amounts waived and/or reimbursed by the Manager are included in administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statement of Operations. For the year ended May 31, 2021, class specific expense waivers and/or reimbursements were as follows:

	Institutional	Service	Investor A	Investor C	Class K	Class R	Total

Administration fees waived — class specific	$ 9,848	$ 745	$ 19,457	$ 838	$ 373	$ 445	$ 31,706
Transfer agent fees waived and/or reimbursed — class specific	83,411	9,689	194,186	11,471	381	9,915	309,053

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Fund. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 77% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

30	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Prior to January 1, 2021, the Fund retained 75% of securities lending income (which excluded collateral investment expenses) and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeded a specified threshold, the Fund would retain for the remainder of that calendar year 80% of securities lending income (which excluded collateral investment expenses), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended May 31, 2021, the Fund paid BIM $12,919, including $11,792 from the Master Portfolio prior to March 1, 2021, for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended May 31, 2021, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Corporation are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Corporation’s Chief Compliance Officer, which is included in Officer in the Statement of Operations.

7.	PURCHASES AND SALES

For the year ended May 31, 2021, purchases and sales of investments, excluding short-term investments, were $667,971,727 and $693,451,115, respectively. These amounts include purchases and sales of investments from the Master Portfolio for the period from June 1, 2020 to February 28, 2021 of $479,603,820 and $512,868,537, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of May 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, the following permanent differences attributable to the timing and recongition of partnership income were reclassified to the following accounts:

Amounts

Paid-in capital	$(1,321,166)
Accumulated earnings (loss)	1,321,166

The tax character of distributions paid was as follows:

	05/31/21	05/31/20	09/30/19

Ordinary income	$8,535,339	$11,505,408	$41,522,750
Long-term capital gains	—	12,362,510	23,076,420

	$8,535,339	$23,867,918	$64,599,170

N O T E S T O F I N A N C I A L S T A T E M E N T S	31

Notes to Financial Statements  (continued)

As of period end, the tax components of accumulated earnings were as follows:

Amounts

Undistributed ordinary income	$34,288,178
Undistributed long-term capital gains	14,329,315
Net unrealized gains(a)	131,543,056

$180,160,549

(a)

The differences between book-basis and tax-basis net accumulated losses were attributable primarily to the tax deferral of losses on wash sales, the timing of income recognition on partnership interests and the realization for tax purposes of unrealized gains/losses on certain futures contracts.

As of May 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Amounts

Tax cost	$524,789,089

Gross unrealized appreciation	$133,632,400
Gross unrealized depreciation	(2,092,184)

Net unrealized appreciation (depreciation)	$131,540,216

9.	BANK BORROWINGS

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2022 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended May 31, 2021, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

32	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 05/31/21		Period from 10/01/19 to 05/31/20		Year Ended 09/30/19

Share Class	Shares	Amounts	Shares	Amounts	Shares	Amounts

Institutional

Shares sold	1,016,131	$29,500,010	764,140	$19,890,117	2,069,862	$55,023,883
Shares issued in reinvestment of distributions	88,049	2,371,163	234,647	6,624,080	542,323	14,116,583
Shares redeemed	(1,475,664)	(43,884,479)	(1,947,475)	(47,283,790)	(1,221,734)	(33,108,284)

	(371,484)	$(12,013,306)	(948,688)	$(20,769,593)	1,390,451	$36,032,182

Service

Shares sold	19,890	$627,034	8,180	$187,151	6,926	$180,272
Shares issued in reinvestment of distributions	7,100	189,572	17,186	482,080	51,384	1,329,298
Shares redeemed	(31,243)	(890,786)	(38,761)	(1,010,702)	(36,575)	(971,826)

	(4,253)	$(74,180)	(13,395)	$(341,471)	21,735	$537,744

Investor A

Shares sold and automatic conversion of shares	2,144,188	$58,662,807	928,048	$22,992,617	2,050,103	$55,010,966
Shares issued in reinvestment of distributions	169,922	4,471,396	424,944	11,741,222	1,272,414	32,446,320
Shares redeemed	(2,072,914)	(56,897,469)	(2,018,382)	(49,506,366)	(2,222,761)	(58,995,155)

	241,196	$6,236,734	(665,390)	$(14,772,527)	1,099,756	$28,462,131

Investor C

Shares sold	190,764	$5,129,647	229,022	$5,319,717	663,647	$15,491,475
Shares issued in reinvestment of distributions	11,029	253,572	73,442	1,879,380	302,645	7,162,846
Shares redeemed and automatic conversion of shares	(1,487,464)	(35,290,513)	(872,430)	(20,458,473)	(1,834,830)	(46,777,377)

	(1,285,671)	$(29,907,294)	(569,966)	$(13,259,376)	(868,538)	$(24,123,056)

N O T E S T O F I N A N C I A L S T A T E M E N T S	33

Notes to Financial Statements  (continued)

	Year Ended 05/31/21		Period from 10/01/19 to 05/31/20		Year Ended 09/30/19

Share Class	Shares	Amounts	Shares	Amounts	Shares	Amounts

Class K

Shares sold	66,988	$2,150,208	31,567	$834,210	37,651	$1,025,134
Shares issued in reinvestment of distributions	3,700	99,492	7,399	208,875	20,633	537,068
Shares redeemed	(36,167)	(1,037,731)	(40,961)	(1,116,011)	(32,085)	(855,766)

	34,521	$1,211,969	(1,995)	$(72,926)	26,199	$706,436

Class R

Shares sold	41,857	$1,150,574	45,636	$1,110,835	119,839	$3,059,723
Shares issued in reinvestment of distributions	5,210	129,721	22,107	586,061	116,572	2,852,522
Shares redeemed	(239,413)	(6,169,089)	(297,857)	(7,415,751)	(553,182)	(14,136,085)

	(192,346)	$(4,888,794)	(230,114)	$(5,718,855)	(316,771)	$(8,223,840)

	(1,578,037)	$(39,434,871)	(2,429,548)	$(54,934,748)	1,352,832	$33,391,597

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

34	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Advantage Large Cap Value Fund and the Board of Directors of BlackRock Large Cap Series Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Advantage Large Cap Value Fund of BlackRock Large Cap Series Funds, Inc. (the “Fund”), including the schedule of investments, as of May 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, for the period from October 1, 2019 through May 31, 2020, and for the year ended September 30, 2019, the financial highlights for the year then ended, for the period from October 1, 2019 through May 31, 2020, and for each of the four years in the period ended September 30, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for the year then ended, for the period from October 1, 2019 through May 31, 2020, and for the year ended September 30, 2019, and the financial highlights for the year then ended, for the period from October 1, 2019 through May 31, 2020, and for each of the four years in the period ended September 30, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

July 21, 2021

We have served as the auditor of one or more BlackRock investment companies since 1992.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	35

Important Tax Information  (unaudited)

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended May 31, 2021:

Fund Name	Qualified Dividend Income

BlackRock Advantage Large Cap Value Fund	$ 10,724,014

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended May 31, 2021 that qualified for the dividends-received deduction were as follows:

Fund Name	Dividends-Received Deduction

BlackRock Advantage Large Cap Value Fund	100.00%

36	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement

At a meeting on November 9-11, 2020 (the “November Meeting”), the Board of Directors of BlackRock Large Cap Series Funds, Inc. (the “Company”), with respect to BlackRock Advantage Large Cap Value Fund (the “Fund”), a series of the Company, and the Board of Master Large Cap Series LLC (the “Master Fund”), with respect to Master Advantage Large Cap Value Portfolio (the “Master Portfolio”), a series of the Master Fund, approved the conversion of the Fund from a feeder fund that invests its assets into the Master Portfolio into a stand-alone fund that makes direct investments. In connection with the conversion, the Board of Directors of the Master Fund also approved the termination of the Master Portfolio.

At the November Meeting, the Board of Directors of the Company considered the initial approval of the proposed investment advisory agreement between BlackRock Advisors, LLC (the “Manager”) and the Company, with respect to the Fund (the “Agreement”). The Board of Directors of the Company was informed that the Agreement was substantively the same as the investment advisory agreement in place at that time between the Manager and the Master Fund, with respect to the Master Portfolio (the “Existing Agreement”).

On the date of the November Meeting, the Board of Directors of the Company consisted of fourteen individuals, twelve of whom were not “interested persons” of the Company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). Pursuant to the 1940 Act, the Board of Directors of the Company is required to consider the initial approval of the Agreement.

The Board of Directors of the Master Fund met in person on April 7, 2020 (the “April Meeting”) and on May 11-13, 2020 (the “May Meeting”) to consider the approval of the Existing Agreement. Because the Fund was a “feeder” fund that invested all of its investable assets in the Master Fund, the Board of Directors of the Company also considered the approval of the Existing Agreement with respect to the Master Portfolio. At the May Meeting, the Board of Directors of the Master Fund, including the independent board members, approved the continuation of the Existing Agreement for a one-year term ending June 30, 2021. The Board of Directors of the Company, including the Independent Board Members, also considered the continuation of the Existing Agreement and found the Existing Agreement to be satisfactory.

The materials reviewed and the factors considered by the Board of Directors of the Company at the November Meeting in connection with approval of the proposed Agreement were substantially the same as the materials reviewed and the factors the Board of Directors of the Master Fund and the Board of Directors of the Company considered at the April Meeting and the May Meeting with respect to consideration of the approval of the Existing Agreement with respect to the Master Portfolio. A discussion of the basis for the Board of Directors of Master Fund’s approval and the Board of Directors of the Company’s consideration of the Existing Agreement at the April Meeting and the May Meeting is included in the annual shareholder report of the Fund for the period ended May 31, 2020.

Following discussion, at the November Meeting the Board of Directors of the Company, including the Independent Board Members, approved the Agreement between the Manager and the Company, with respect to the Fund, for a two-year term beginning on the effective date of the Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of Directors of the Company, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board of Directors of the Company did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	37

Director and Officer Information

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Director (Since 2015)

Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.

			30 RICs consisting of 152 Portfolios	None

Bruce R. Bond 1946	Director (Since 2019)

Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.

			30 RICs consisting of 152 Portfolios	None

Susan J. Carter 1956	Director (Since 2016)

Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020.

			30 RICs consisting of 152 Portfolios	None

Collette Chilton 1958	Director (Since 2015)

Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.

			30 RICs consisting of 152 Portfolios	None

Neil A. Cotty 1954	Director (Since 2016)

Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.

			30 RICs consisting of 152 Portfolios	None

Lena G. Goldberg 1949	Director (Since 2019)

Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.

			30 RICs consisting of 152 Portfolios	None

38	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information  (continued)

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Henry R. Keizer 1956	Director (Since 2019)

Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.

			30 RICs consisting of 152 Portfolios	Hertz Global Holdings (car rental); Sealed Air Corp. (packaging); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; WABCO (commercial vehicle safety systems) from 2015 to 2020

Cynthia A. Montgomery 1952	Director (Since 2007)	Professor, Harvard Business School since 1989.	30 RICs consisting of 152 Portfolios	Newell Rubbermaid, Inc. (manufacturing) from 1995 to 2016.

Donald C. Opatrny 1952	Director (Since 2019)

Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018;Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.

			30 RICs consisting of 152 Portfolios	None

Joseph P. Platt 1947	Director (Since 2007)

General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.

			30 RICs consisting of 152 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

Kenneth L. Urish 1951	Director (Since 2007)

Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.

			30 RICs consisting of 152 Portfolios	None

Claire A. Walton 1957	Director (Since 2016)

Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.

			30 RICs consisting of 152 Portfolios	None

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	39

Director and Officer Information  (continued)

Interested Directors(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Director (Since 2018)

Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.

			103 RICs consisting of 251 Portfolios	None

John M. Perlowski(e) 1964	Director (since 2015), President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	105 RICs consisting of 253 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b)

Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

40	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information  (continued)

Officers Who Are Not Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Jennifer McGovern 1977	Vice President (Since 2014)

Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)

Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)

Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)

Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b)	Officers of the Corporation serve at the pleasure of the Board.

Further information about the Fund’s Directors and Officers is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Neal J. Andrews retired as the Chief Financial Officer effective December 31, 2020, and Trent Walker was elected as the Chief Financial Officer effective January 1, 2021.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	41

Additional Information

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

42	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	Deloitte & Touche LLP
Wilmington, DE 19809	Boston, MA 02116

Accounting Agent and Transfer Agent	Distributor
BNY Mellon Investment Servicing (US) Inc.	BlackRock Investments, LLC
Wilmington, DE 19809	New York, NY 10022

Custodian	Legal Counsel
The Bank of New York Mellon	Sidley Austin LLP
New York, NY 10286	New York, NY 10019

Address of the Corporation/Trust
100 Bellevue Parkway
Wilmington, DE 19809

A D D I T I O N A L I N F O R M A T I O N	43

Glossary of Terms Used in this Report

Portfolio Abbreviation

S&P	Standard & Poor’s

44	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

ALCV-5/21-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Funds:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End[3]	Current Fiscal Year End	Previous Fiscal Year End[3]	Current Fiscal Year End	Previous Fiscal Year End[3]	Current Fiscal Year End	Previous Fiscal Year End[3]
BlackRock Advantage Large Cap Value Fund	N/A	$8,160	$413	$0	$13,600	$13,900	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (each a “Committee”) for services that relate directly to the operations or financial reporting of the Funds and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End[3]
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[4]	$2,032,000	$1,984,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3The registrant changed its fiscal year end from September 30 to May 31 effective May 31, 2020 whereby this fiscal year consists of the eight months ended May 31, 2020.

4 Non-audit fees of $2,032,000 and $1,984,000 for the current fiscal year and previous fiscal year, respectively, were paid to each Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of each Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

Each Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the registrant’s Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the registrant’s Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by either Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End[1]
BlackRock Advantage Large Cap Value Fund	$14,013	$13,900

1The registrant changed its fiscal year end from September 30 to May 31 effective May 31, 2020 whereby this fiscal year consists of the eight months ended May 31, 2020.

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Funds and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End [1]
$2,032,000	$1,984,000

1The registrant changed its fiscal year end from September 30 to May 31 effective May 31, 2020 whereby this fiscal year consists of the eight months ended May 31, 2020.

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-

3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Large Cap Series Funds, Inc.

By:	John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Large Cap Series Funds, Inc.

Date: August 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Large Cap Series Funds, Inc.

Date: August 4, 2021

By:	Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Large Cap Series Funds, Inc.

Date: August 4, 2021